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                                                                  Exhibit 10.19a


                      August, August and Lane Co-Venturers
                              200 Holleder Parkway
                               Rochester, NY 14615


January 2, 1996


Catherine D'Amico CFO
Monro Muffler Brake, Inc.
200 Holleder Parkway
Rochester, NY 14615


Dear Cathy:

On January 2, 1996, the August, August and Lane Co-Venture was dissolved. You are hereby notified that the leases listed below between Monro Muffler Brake, Inc. and August, August and Lane Co-Venture are hereby assigned and modified effective January 2, 1996. All rental payments per the underlying leases, including any rental overages for the prior calendar, should be made payable to:

New landlord - A A & L Associates, L.P. for the following Monro Muffler Brake, Inc. stores: 3, 12, 17, 44, 49, 51, 52, 54 and 58

New landlord - August, August and Lane of Rochester, LLC for the following Monro Muffler Brake, Inc. stores 31, 33 and 34


Sincerely,

/s/ Burton August

Burton August
Co-Venturer